UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

REDWOOD TRUST, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-13759	68-0329422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Belvedere Place, Suite 300
Mill Valley, California 94941
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 389-7373

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure

On June 2, 2009, Redwood Trust, Inc. issued a press release announcing the closing of its previously announced common stock offering.  A copy of the press release is attached as Exhibit 99.1 to this current Report on Form 8-K.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

In connection with the closing of the common stock offering described in Item 7.01 of this Current Report on Form 8-K, the Company is filing (i) the opinion of its Maryland counsel, Venable LLP, regarding the legality of the shares of common stock issued in connection therewith and (ii) the opinion of its tax counsel, Chapman and Cutler LLP, regarding certain tax matters. The opinions are filed as Exhibits 5.1 and 8.1 hereto, respectively, and each is incorporated herein by reference and each is also hereby being filed as an exhibit to, and is hereby incorporated by reference in, the Company’s Registration Statement on Form S-3, File No. 333-147604.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
5.1	Opinion of Venable LLP
8.1	Opinion of Chapman and Cutler LLP
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1)
23.2	Consent of Chapman and Cutler LLP (contained in its opinion filed as Exhibit 5.1)
99.1	Press Release dated June 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2009	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Andrew P. Stone
General Counsel & Secretary

Exhibit Index

Exhibit No.	Exhibit Title
5.1	Opinion of Venable LLP
8.1	Opinion of Chapman and Cutler LLP
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1)
23.2	Consent of Chapman and Cutler LLP (contained in its opinion filed as Exhibit 5.1)
99.1	Press Release dated June 2, 2009